Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                      SUPPLEMENT DATED JUNE 17, 2004 TO THE
                         PROSPECTUS DATED MARCH 1, 2004



      Effective as of the date of this supplement, on page 20 under "How to Redeem Shares," the third paragraph is deleted in its entirety and replaced with the following:

      "The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment in the securities held by the Funds. The Funds are not designed for short-term traders whose frequent purchases and redemptions can substantially impact cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time from the perspective of long-term investors. Additionally, short-term trading drives up a Fund's transaction costs which are borne by the remaining long-term investors. For these reasons, each Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where (i) the redemption (including a redemption resulting from an exchange) is made from an employer sponsored retirement plan subject to the Employee Retirement Income Security Act that offers the Fund as an investment vehicle, (ii) the shares were purchased through the reinvestment of dividends or other distributions, (iii) the redemption results from a shareholder's death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (iv) the shares are redeemed pursuant to the Systematic Withdrawal Plan, and (v) a redemption is initiated by the Fund. In addition, the Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle."

      In addition, on June 10, 2004, the Board of Trustees approved the submission to shareholders of The Tocqueville Gold Fund (the "Gold Fund") of a proposal to increase the amount of total assets that the Gold Fund can invest in gold bullion and other precious metals from 10% to 20% in order to provide the portfolio manager more flexibility in managing the Gold Fund's investments.

      On June 10, 2004, the Board of Trustees also approved amendments to the Investment


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Advisory Agreements for The Tocqueville Fund, The Tocqueville Small Cap Value
Fund, The Tocqueville International Value Fund and the Gold Fund (together, the "Funds") to increase the advisory fee breakpoints for these Funds. The Funds' investment adviser (the "Advisor") currently receives an advisory fee from both The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of .75% on the first $500 million of the average daily net assets of each Fund, and .65% of the average daily net assets in excess of $500 million. The Advisor currently receives an advisory fee from both The Tocqueville International Value Fund and the Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, .75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

      The proposed new breakpoints are as follows:

            (1) The Tocqueville Fund and The Tocqueville Small Cap Value Fund: an annual rate of .75% on the first $1 billion of the average daily net assets of each Fund; and .65% of the average daily net assets in excess of $1 billion; and

            (2) The Tocqueville International Value Fund and the Gold Fund: an annual rate of 1.00% on the first $1 billion of the average daily net assets of each Fund; and .75% of the average daily net assets in excess of $1 billion.

      The proposed changes relating to the increase in investments in gold bullion and other precious metals and the increase in advisory fee breakpoints are subject to approval by Fund shareholders and it is anticipated that shareholders will be asked to approve these changes in the near future.